United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2020

Midland States Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of shareholders (the “Annual Meeting”) of Midland States Bancorp, Inc. (the “Company”) was held on May 4, 2020. There were a total of 24,420,889 shares of common stock outstanding as of the record date for the Annual Meeting, of which 18,643,829 were present in person or by proxy at the meeting, representing 76.3% of the outstanding shares eligible to vote.

Proposal 1:

A proposal to elect three nominees to serve as Class I directors, each for a term expiring at the 2023 annual meeting of shareholders, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
Nominees	Voted For	Voted Against	Abstentions	Broker Non-Votes
Jennifer L. DiMotta	12,116,415	3,357,907	401,624	2,767,883
Richard T. Ramos	12,101,578	3,368,417	405,951	2,767,883
Jeffrey C. Smith	11,518,776	3,960,051	397,119	2,767,883

Proposal 2:

A proposal to approve, on a nonbinding basis, the executive compensation disclosed in the Company’s definitive proxy statement, which was filed on March 23, 2020, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Approval of executive compensation	14,820,704	469,428	585,814	2,767,883

Proposal 3:

A proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Crowe LLP	18,520,263	77,455	46,111	—

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2020	Midland States Bancorp, Inc.

	By:	/s/ Douglas J. Tucker
	Name:	Douglas J. Tucker
	Title:	Senior Vice President and Corporate Counsel